Third Quarter 2017 Investor Presentation EXHIBIT 99.1

Cautionary Statements
This presentation may include forward-looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals.
Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,”
“project,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time.
Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.
Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; our ability to obtain the necessary shareholder and regulatory approvals of any acquisitions we may propose, our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames;
changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control.
More information regarding some of these factors is provided in the Risk Factors section of our Form 10-K for the year ended December 31, 2016 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.
This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the
Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks.  Such non-GAAP financial measures are supplemental to, and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP.
Forward-Looking Information
Our Supplemental Use of Non-GAAP Financial Measures

ASSETS
DEPOSITS
MULTI-FAMILY
LOANS
MARKET
CAP
TOTAL
RETURN
ON
INVESTMENT
$48.5 billion
$28.9 billion
$27.2 billion
$6.3 billion
4,007%
With assets of
$48.5 billion at
9/30/17, we are
the 24th largest
U.S. bank holding
company.
With deposits of
$28.9 billion and
255 branches in
Metro New York,
New Jersey, Ohio,
Florida, and
Arizona at 9/30/17,
we rank 29th
among the nation’s
largest
depositories.
With a portfolio of
$27.2 billion at
the end of
September, we are
a leading producer
of multi-family
loans in New York
City.
With a market cap
of $6.3 billion
at
9/30/17, we rank
26th
among the
nation’s publicly
traded banks and
thrifts.
From 11/23/93
through 9/30/17,
we provided our
charter investors
with a total return
on investment of
4,007%.
(a)
We rank among the largest U.S. bank holding
companies.
(a)
Bloomberg
Note:  Except as otherwise indicated, all industry data was provided by S&P Global Market Intelligence as of 11/15/17.

3Q 2017 PERFORMANCE HIGHLIGHTS

(dollars in thousands, except per share data)
3Q 2017
Strong Profitability Measures:
Net income available to common shareholders
$102,261
Diluted earnings per common share
$0.21
Return on average assets
0.91%
Return on average common stockholders’ equity
6.53
Return on average tangible assets
(a)
0.96
Return on average tangible stockholders’ equity
(a)
10.69
Net interest margin
2.53
Efficiency ratio
42.10
Income Statement Highlights
(a)
ROTA and ROTCE are non-GAAP financial measures. Please see page 31 for a discussion and reconciliation of these measures to our ROA and ROCE.

COMPANY
CAPITAL
9/30/17
Common stockholders’ equity / total
assets
12.91%
Common equity tier 1 capital ratio
11.54
Tier 1 risk-based capital ratio
13.06
Total risk-based capital ratio
14.59
Leverage capital ratio
9.40
BANK
CAPITAL
9/30/17
Community Bank:
Common equity tier 1 capital ratio
13.60%
Leverage capital ratio
9.80
Commercial Bank:
Common equity tier 1 capital ratio
15.30%
Leverage capital ratio
11.07
BALANCE
SHEET
9/30/17
Loans, net / total assets
77.3%
Securities / total assets
6.3
Deposits / total assets
59.6
Wholesale borrowings / total assets
24.8
ASSET
QUALITY
At or
for the Three Months Ended 9/30/17
Non-performing loans
/ total loans
0.18%
Non-performing assets
/ total assets
0.17
Net charge-offs / average loans (non-
annualized)
(a)
0.00
Balance Sheet Highlights
(a)
The calculation of net charge-offs to average loans for the three months ended 9/30/17 excludes charge-offs of $40.6 million on taxi medallion-related loans.

Interest-
Bearing
Checking
and MMA
43%
Savings
17%
CDs
30%
Non-
Interest-
Bearing
10%
TOTAL
HFI LOANS: $37.5 BN
AVERAGE
YIELD
ON
LOANS: 3.71%
TOTAL
DEPOSITS: $28.9 BN
AVERAGE
COST
OF
INTEREST-BEARING
DEPOSITS: 0.94%
LOANS
AT
9/30/17
DEPOSITS
AT
9/30/17
Loans and Deposits
Multi-
Family
73%
CRE
20%
1-4 Family
1%
C&I
5%
ADC
1%

Our regulatory capital ratios exceed those of our
peers.
RATIO
NYCB
AT
9/30/17
PEERS
(MEDIAN
AT
9/30/17)
Tier 1 Risk-Based
Capital
13.06%
11.51%
Total Risk-Based Capital
14.59
13.17
Tier 1 Leverage
9.40
9.34
Common Equity Tier 1
11.54
10.98

LOOKING FORWARD

We Expect to Resume Meaningful Loan Growth Starting in 2H 2017

Significant Reinvestment Opportunities Ahead

Expect Operating Expenses to Decline

Total non-covered loans grew nearly 3% on an annualized basis, and we expect loan growth to accelerate in the fourth quarter.
Held-for-investment loan originations rose 24% from the previous quarter, including 50% growth in multi-family originations and 30% growth in CRE originations.
Pipeline,
excluding
1-4
family
loans,
rose
17%
to
$2.1
billion
–
its
highest
level
in
two
years.
Currently, we have ample opportunity to grow the balance sheet by approximately $5.9 billion in Q4
2017 without breaching the SIFI threshold on a trailing four-quarter basis.
As a result of the sale of our mortgage banking operations, we have $3.1 billion of excess cash earning
1.34%
Current loan yield is 3.71% and current yield on securities is 3.81%.
Annual cost savings from the sale of our mortgage banking operations are estimated at $60 million.
We anticipate additional cost save opportunities from lower SIFI-readiness expenses.
Q4
2017
operating
expenses
are
expected
to
be
in
the
$151-$152
million
range
–
down
about
$10
million from Q3 2017.
Levers for Future Earnings Growth

We continue to be encouraged by recent signs of
regulatory easing.
Qualitative stress testing for financial institutions with assets greater than $50 billion and less than $250 billion has been eliminated.
The regulatory approval process for mergers resulting in the creation of a bank holding company with assets below $100 billion has been eased; the threshold was previously $25 billion.
There is general consensus among regulators, congressional leadership, and the current administration that the current $50 billion SIFI threshold should be raised.
Raising the SIFI threshold would:
—
facilitate our ability to engage in mergers with institutions, regardless of size;
—
enable us to grow our loan portfolio organically, as well as through acquisitions; and
—
enable us to grow our deposits and
our market share through acquisitions.

We also are encouraged by proposed changes to the
federal tax laws for corporations.
Changes to the federal corporate tax laws
would be expected to benefit our
earnings in two important ways:
Our current federal corporate tax rate is 35%.  All other things being equal, a reduction in the federal tax rate to 20% would be approximately 23% accretive to our earnings.
The reduced federal tax
rate as applied to our existing net
deferred tax liability
position
would
provide a one-time earnings
benefit.

OUR BUSINESS MODEL

STRATEGIC LOAN PRODUCTION

$20,714
$23,849
$25,989
$26,961
$27,162
12/31/13
12/31/14
12/31/15
12/31/16
9/30/17
PORTFOLIO
STATISTICS
AT
OR
FOR
THE
3 MONTHS
ENDED
9/30/17
% of non-covered loans held for
investment = 72.4%
Average principal balance = $5.6
million
Weighted average life =
2.7 years
% of our multi-family loans located in
Metro New York = 77.7%
% of HFI
loan originations = 62.0%
MULTI-FAMILY
LOAN
PORTFOLIO
(in millions)
Originations:
$7,417
$7,584
$9,214
$5,685
$3,339
Net Charge-Offs
(Recoveries):
$11
$0
$(4)
$0
$0
We are a leading producer of multi-family loans on non-
luxury apartment buildings in NYC with rent-regulated units.

Of the loans in our portfolio that are collateralized by multi-family buildings in the five boroughs of New York City, 88% are collateralized by buildings with rent-
regulated units featuring below-market rents.
Rent-regulated
buildings
are
more
likely
to
retain
their
tenants
–
and,
therefore,
their
revenue
stream
–
in
downward
credit
cycles.
Together with our conservative underwriting standards, our focus on multi-family lending in
this niche market has resulted in our record of superior asset quality.
Over the course of our public life, losses on multi-family loans have amounted to a mere $145.8 million, representing 0.19% of the $75.5 billion of multi-family loans we have originated since 1993. Losses on commercial real estate loans totaled
$18.5 million, or 0.10%, of the $19.0 billion of CRE loans we originated during the same time.
Multi-family loans are less costly to produce and service than other types of loans,
and
therefore contribute to our superior efficiency.
The way we lend in this market niche has distinguished
our performance from that of other multi-family lenders.

$7,366
$7,637
$7,860
$7,727
$7,553
12/31/13
12/31/14
12/31/15
12/31/16
9/30/17
COMMERCIAL
REAL
ESTATE
LOAN
PORTFOLIO
(in millions)
Originations:
$2,168
$1,661
$1,842
$1,180
$692
Net Charge-Offs
(Recoveries):
$0
$1
$(1)
$(1)
$0
Commercial real estate lending has been a logical
extension of our emphasis on multi-family loans.
PORTFOLIO
STATISTICS
AT
OR
FOR
THE
3 MONTHS
ENDED
9/30/17
% of non-covered loans held for
investment = 20.1%
Average principal balance = $5.7
million
Weighted average life = 2.9 years
% of our CRE loans located in Metro
New York = 89.3%
% of HFI
loan originations = 10.8%

$172
$635
$895
$1,286
$1,480
12/31/13
12/31/14
12/31/15
12/31/16
9/30/17
SPECIALTY
FINANCE
LOAN
AND
LEASE
PORTFOLIO
(in millions)
Originations:
$258
$848
$1,068
$1,266
$1,237
Net charge-Offs:
$0
$0
$0
$0
$0
The launch of our specialty finance business
provided us with another high-quality lending niche.
LOAN
TYPES
Syndicated asset-based (ABLs) and dealer floor-
plan (DFPLs) loans
Equipment loan and lease financing (EF)
CLIENT
CHARACTERISTICS
Large corporate obligors
Investment grade or near-investment grade
ratings
Mostly publicly traded
Participants in stable, nationwide industries
PRICING
Floating rates tied to LIBOR (ABLs and DFPLs)
Fixed rates at a spread over treasuries (EF)
RISK-AVERSE
CREDIT
&
UNDERWRITING
STANDARDS
We require a perfected first-security interest in
or outright ownership of the underlying collateral
Loans are structured as senior debt or as non-
cancellable leases
Transactions are re-underwritten in-house
Underlying documentation reviewed by counsel
CAGR:
77.3%

ASSET QUALITY

CONSERVATIVE
UNDERWRITING
Conservative loan-to-value ratios
Conservative debt service coverage ratios: 120% for multi-family loans and 130% for CRE loans
Multi-family and CRE loans are based on the lower of economic or market value.
ACTIVE
BOARD
INVOLVEMENT
The
Mortgage Committee and the Credit Committee approve all mortgage loans >$50 million and all “other C&I” loans >$5 million; the Credit Committee also approves all specialty finance loans >$15 million.
A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $7.5 million, and CRE and ADC loans in excess of $4.0 million.
All loans of $20 million or more originated by the Community Bank and all loans of $10 million or more
originated by the Commercial Bank are reported to the Board.
MULTIPLE
APPRAISALS
All properties are appraised by independent appraisers.
All independent appraisals are reviewed by in-house appraisal officers.
A second independent appraisal review is performed on loans that are large and complex.
RISK-AVERSE
MIX
OF
NON-COVERED
LOANS
HELD
FOR
INVESTMENT
(AT
9/30/17)
Multi-family:  72.4%
CRE:  20.1%
One-to-Four Family:  1.1%
ADC:  1.1%
Commercial & Industrial:  5.3%
The quality of our assets reflects the nature of our
lending niche and our strong underwriting standards.

2.91%
4.00%
4.05%
3.41%
2.35%
1.46%
2.48%
2.10%
2.83%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
(c)
S & L CRISIS
GREAT
RECESSION
CURRENT
CREDIT
CYCLE
1.86%
3.01%
2.30%
1.86%
0.51%
2.47%
2.63%
1.28%
12/31/08
12/31/09
12/31/10
12/31/11
1.39%
1.01%
0.74%
0.67%
0.74%
0.71%
0.96%
0.35%
0.23%
0.13%
0.11%
0.07%
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
9/30/17
NON-PERFORMING
LOANS
(a)(b)
/ TOTAL
LOANS
(a)
(a)
Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired (“PCI”) loans.
(b)
Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest. Our non-performing loans at 12/31/16 and 9/30/17 exclude taxi medallion-related loans.
(c)
The SNL U.S. Bank and Thrift Index is used for this period only.
Average NPLs/Total Loans
NYCB: 1.72%
Peer Group: 2.26%
Average NPLs/Total Loans
NYCB: 0.31%
Peer Group: 0.88%
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index : 3.34%
Our asset quality in down credit cycles has
consistently distinguished us from our industry peers.
Peer Group
NYCB
SNL U.S. Bank
and Thrift Index
NYCB

S & L CRISIS
0.88%
1.63%
1.39%
0.90%
0.03%
0.13%
0.21%
0.35%
2008
2009
2010
2011
Few of our non-performing loans have resulted in
actual losses.
CURRENT
CREDIT
CYCLE
NET
CHARGE-OFFS
/
AVERAGE
LOANS
0.54%
1.28%
1.50%
1.17%
0.91%
0.00%
0.00%
0.04%
0.07%
0.06%
1989
1990
1991
1992
1993
0.55%
0.32%
0.18%
0.15%
0.19%
0.24%
0.13%
0.05%
0.01%
0.00%
0.01%
2012
2013
2014
2015
2016
YTD
2017
(0.02)%
*
* Non-annualized
4-Year Total
NYCB: 72 bp
Peer Group: 480 bp
5.75-Year Total
NYCB: 18 bp
Peer Group: 163 bp
(a)
The SNL U.S. Bank and Thrift Index is used for this period only.
(b)
The calculation of our net charge-offs to average loans for the nine months ended 9/30/17 excludes charge-offs of $54.8 million on taxi medallion-related loans.
5-Year Total
NYCB: 17 bp
SNL U.S. Bank and Thrift Index: 540 bp
(b)
GREAT
RECESSION
Peer Group
NYCB
(a)
SNL U.S. Bank
and Thrift Index
NYCB

EFFICIENCY

Efficiency has been another Company hallmark.
HISTORICAL
DRIVERS
OF
OUR
EFFICIENCY
Multi-family and CRE lending are both broker-
driven, with the borrower paying fees to the
mortgage brokerage firm.
Products and services are typically developed by
third-party providers; their sales are a
complementary source of
revenues.
Franchise expansion has largely stemmed from
mergers and acquisitions; we rarely engage in de
novo branch development.
Going forward, our efficiency ratio should benefit
from the approximately $60 million in annual cost
savings from the sale of our mortgage banking
operations and anticipated lower SIFI-readiness
expenses.
EFFICIENCY
RATIO
(a)
(a)
We calculate our efficiency ratio by dividing our operating expenses by the sum of our net interest income and our non-interest income; our YTD 2017 measure excludes from non-interest income an $82 million gain on sale of covered loans and mortgage banking operations.
53.91%
50.87%
YTD 2017
Peer Group
NYCB

36%
53%
2010
3Q 2017
NYCB
EFFICIENCY
RATIO
PRIOR
TO
AND
SINCE
DODD-FRANK
SIFI COMPLIANCE
At
this
juncture,
the
majority
of
the
SIFI-related
investments have been made.
Key infrastructure investments to date include:
—
Enhanced ERM and corporate governance
frameworks
—
Bottom-up capital planning and stress testing
capabilities
—
Substantial expansion of regulatory compliance
staff
PREPARING
FOR
SIFI STATUS
Following the enactment of the Dodd-Frank Act, we began allocating significant resources towards SIFI preparedness.
The degree to which we have already leveraged the cost of SIFI compliance is reflected in the ~ 1,700-basis point increase in our efficiency ratio since the enactment of Dodd-Frank.
Our efficiency ratio has increased significantly since
the enactment of Dodd-Frank.
(a)
We calculate our efficiency ratio by dividing our operating expenses by the sum of our net interest income and our non-interest income; our 3Q 2017 measure excludes from non-interest income an $82 million gain on sale of covered loans and mortgage banking operations.
(a)

GROWTH THROUGH ACQUISITIONS

Transaction Type:
Savings Bank
Commercial Bank
Branch
FDIC
Deposit
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 25
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches:
14
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches:
21
7.  July 2007
NYC branch
network of Doral
Bank, FSB
(Doral-NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc.
(SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches:
16
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
We have a long history of earnings-accretive
transactions.
The number of branches indicated for our transactions is the number of branches in our current franchise that stemmed from each.

The benefits of our business model are reflected in our total return over the course of our public life.
TOTAL
RETURN
ON
INVESTMENT
(a)
Bloomberg
CAGR since IPO:
23.2%
As
a
result
of
nine
stock
splits
between
1994
and
2004,
our
charter
shareholders
have
2,700
shares of NYCB stock for each 100 shares originally purchased.
Peer Group
NYCB
(a)
306%
203%
179%
286%
231%
299%
459%
492%
530%
722%
748%
717%
2,059%
2,754%
3,843%
2,670%
3,069%
4,265%
4,319%
4,682%
4,784%
4,007%
11/23/93
12/31/99
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
9/30/17

11/22/17
VISIT
OUR
WEBSITE
:
ir.myNYCB.com
E-MAIL
REQUESTS
TO
:
ir@myNYCB.com
CALL
INVESTOR
RELATIONS
AT
:
(516) 683-4420
WRITE
TO
:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information

APPENDIX

While
average
stockholders’
equity,
average
assets,
return
on
average
assets,
and
return
on
average
stockholders’
equity
are
financial
measures
that
are
recorded
in
accordance
with
U.S.
generally accepted accounting principles ("GAAP"), average tangible stockholders’ equity, average tangible assets, return on average tangible assets, and return on average tangible stockholders’ equity are not.  Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed in our SEC filings, earnings releases, and other investor communications, for the following reasons:
1.
Average tangible stockholders’ equity is an important indication of the Company’s ability to grow organically and through business combinations, as well as our ability to pay dividends and to engage in various capital management strategies.
2.
Returns on average tangible assets and average tangible stockholders’ equity are among the profitability measures considered by current and prospective investors, both independent of, and in comparison with, our peers.
We calculate average tangible stockholders’ equity by subtracting from average stockholders’ equity the sum of our average goodwill and core deposit intangibles (“CDI”), and calculate average tangible assets by subtracting the same sum from our average assets.
Average tangible stockholders’ equity, average tangible assets, and the related non-GAAP profitability measures should not be considered in isolation or as a substitute for average stockholders’ equity, average assets, or any other profitability or capital measure calculated in accordance with GAAP.  Moreover, the manner in which we calculate these non-GAAP measures may differ from that of other companies reporting non-GAAP measures with similar names.
The
following
table
presents
reconciliations
of
our
average
common
stockholders’
equity
and
average
tangible
common
stockholders’
equity,
our
average
assets
and
average
tangible
assets, and the related GAAP and non-GAAP profitability measures for the three months ended September 30, 2017:
(dollars in thousands)
For the
Three Months Ended
September 30, 2017
Average common stockholders’ equity
$ 6,262,792
Less:  Average goodwill and core deposit intangibles
(2,436,146)
Average tangible common stockholders’ equity
$ 3,826,646
Average assets
$48,526,259
Less:  Average goodwill and core deposit intangibles
(2,436,146)
Average tangible assets
$46,090,113
Net
income
available
to
common
shareholders
(1)
$102,261
Add back:  Amortization of core deposit intangibles, net of tax
14
Adjusted
net
income
available
to
common
shareholders
(2)
$102,275
GAAP:
Return on average assets
0.91%
Return on average common stockholders’ equity
6.53
Non-GAAP:
Return on average tangible assets
0.96
Return on average tangible common stockholders’ equity
10.69
(1)
To calculate our returns on average assets and average common stockholders’ equity for a period, we divide the net income available to common shareholders generated during that period by the average assets and the average common stockholders’ equity recorded during that time.
(2)
To
calculate
our
returns
on
average
tangible
assets
and
average
tangible
common
stockholders’
equity
for
a
period,
we
adjust
the
net
income
available
to
common
shareholders
generated
during
that
period
by
adding
back
the
amortization
of
CDI,
net
of
tax,
and
then
divide
that
adjusted
net
income
by
the
average
tangible
assets
and
the
average
tangible
common
stockholders’
equity
recorded
during
that
time.
Reconciliations of GAAP and Non-GAAP Measures

Peer Group
PEER
TICKER
BankUnited, Inc.
BKU
Comerica Incorporated
CMA
F.N.B. Corporation
FITB
Fifth Third Bancorp
FNB
Huntington Bancshares Incorporated
HBAN
Investors Bancorp, Inc.
ISBC
M&T Bank Corporation
MTB
Bank of the Ozarks
OZRK
People's United Financial, Inc.
PBCT
Signature Bank
SBNY
Sterling Bancorp
STL
Synovus Financial Corp.
SNV
Valley National Bancorp
VLY
Webster Financial Corporation
WBS
Zions Bancorporation
ZION